SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  June 2, 2004
                Date of Report (Date of earliest event reported)


                              TRUSTMARK CORPORATION
             (Exact name of registrant as specified in its charter)


   Mississippi                        0-3683                     64-0471500
(State or other              (Commission File Number)          (IRS Employer
jurisdiction of                                              Identification No.)
 incorporation)



                             248 East Capitol Street
                                Jackson, MS 39201
          (Address, including zip code, of principal executive office)


                                 (601) 208-5111
              (Registrant's telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure

During the first quarter of 2004, Trustmark realigned its management reporting structure to include the following segments: general banking, wealth management, insurance and administration to better reflect the manner in which senior management reviews operating results in allocating resources and assessing performance. As a result of these modifications, Trustmark has recast Note 18 - Segment Information, to its Consolidated Financial Statements for the years ended December 31, 2003, 2002 and 2001, which were previously included in the 2003 Annual Report and furnished to the SEC as Exhibit 13 to Trustmark's Annual Report on Form 10-K for the year ended December 31, 2003, to reflect the revised segment data for the years ended December 31, 2003, 2002 and 2001. A copy of Trustmark's recast Consolidated Financial Statements for the years ended December 31, 2003, 2002 and 2001 and the accompanying report of KPMG LLP, independent auditors to Trustmark Corporation, thereon, dated February 14, 2004, except as to the first two paragraphs of Note 7 and Note 18, which are as of May 26, 2004, are filed as an exhibit to this Current Report on Form 8-K.

The general banking segment realigns Trustmark's former consumer and commercial segment into a single group that delivers a full range of banking services to consumers, corporate, small and middle market businesses through its extensive branch network. Trustmark realigned its former investment segment into the wealth management segment incorporating trust, brokerage, investment advisory, and private banking service under one umbrella. The insurance segment, formerly included in the consumer segment, represents Trustmark's retail insurance agency that offers a diverse mix of insurance products and services. The administrative segment incorporates Trustmark's treasury function with various non-allocated corporate operation units and includes intangible assets and related amortization (except for mortgage servicing rights and related amortization, which is included in the general banking segment).

Trustmark is a financial services company providing banking and financial solutions through over 145 offices and 2,400 associates in Mississippi, Florida, Tennessee and Texas.

Trustmark's investor contacts are Zach Wasson, Executive Vice President and Chief Financial Officer (601-208-6816), and Joseph Rein, First Vice President (601-208-6898). Trustmark's media contact is Gray Wiggers, Senior Vice President (601-208-5942).

(c) The following exhibits are filed as part of this Form 8-K.

    Exhibit No.    Description
    -----------    -----------
         23        Consent of Independent Registered Public Accounting Firm

         99 Consolidated Financial Statements, including Notes, of Trustmark Corporation as of and for the year ended December 31, 2003, and report of KPMG LLP, independent auditors to Trustmark Corporation, thereon, dated February 14, 2004, except as to the first two paragraphs of Note 7 and Note 18, which are as of May 26, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TRUSTMARK CORPORATION


BY:       /s/ Louis E. Greer
          ------------------
          Louis E. Greer
          Chief Accounting Officer

DATE:     June 2, 2004

                                  EXHIBIT INDEX

23       Consent of Registered Independent Public Accounting Firm

99 Consolidated Financial Statements, including Notes, of Trustmark Corporation as of and for the year ended December 31, 2003, and report of KPMG LLP, independent auditors to Trustmark Corporation, thereon, dated February 14, 2004, except as to the first two paragraphs of Note 7 and Note 18, which are as of May 26, 2004